                                               SECURITIES AND EXCHANGE COMMISSION

                                                     WASHINGTON, DC.  20549

                                                            FORM 8-K

                                                        CURRENT REPORT
                                               Pursuant to Section 13 or 15(d) of
                                               the Securities Exchange Act of 1934

                                        Date of Report (Date of earliest event reported):
                                                         April 22, 2008

                                                     HANCOCK HOLDING COMPANY
                                  -----------------------------------------------------------
                                     (Exact name of registrant as specified in its charter)

                               Mississippi                 0-13089                  64-0169065
                       -------------------------    --------------------     -----------------------------
                           (State or other            (Commission File         (I.R.S. Employer
                           jurisdiction of               Number)                 Identification Number)
                           incorporation)

                                 One Hancock Plaza, 2510 14th Street,
                                      Gulfport, Mississippi                           39501
                              ------------------------------------------------------------------
                              (Address of principal executive offices)              (Zip code)

                                                          (228) 868-4000
                              ------------------------------------------------------------------
                                    (Registrant's telephone number, including area code)

                                           INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On April 22, 2008, Hancock Holding Company
issued a press release announcing earnings for first quarter of 2008.
The press release and related financial statements are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated April 22, 2008, headed "Hancock Holding
                             Company announces earnings for first quarter
                             2008" and related financial statements.

                                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 23, 2008
       -----------------------

                                                       HANCOCK HOLDING COMPANY
                                                      (Registrant)

                                                 By:   /s/ Paul D. Guichet
                                                    --------------------------------
                                                      Paul D. Guichet
                                                      Vice President
                                                      Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release
---------------------
April 22, 2008

For More Information
--------------------
Carl J. Chaney, Chief Executive Officer
John M. Hairston, Chief Executive Officer
Michael M. Achary, Chief Financial Officer
Paul D. Guichet, Investor Relations
800.522.6542 or 228.563.6559

              Hancock Holding Company announces earnings for first quarter 2008

     GULFPORT, MS (April 22, 2008) - Hancock Holding Company (NASDAQ: HBHC) today announced earnings for the quarter ended March 31, 2008.  Hancock's first quarter
2008 earnings were $20.1 million, an increase of $0.8 million, or 4.30 percent, from the first quarter of 2007.  Diluted earnings per share for the first quarter of 2008 were $0.63, an increase of $0.05 from the same quarter a year ago.

     Hancock Holding Company Chief Executive Officer Carl J. Chaney stated, "Hancock continues to thrive in the current financial crisis through our foundations of strength and stability.  The Company is proud to report very impressive financial results for the first quarter and is poised for continued growth in these difficult economic conditions.
Our strong capital base and conservative underwriting philosophy stand in stark contrast to many others in the financial services industry."

     Highlights and key operating items from Hancock's first quarter earnings are as follows:

    o    Net Income and Returns:  Hancock's net income for the first quarter of 2008 was $20.1 million  compared to $19.2 million for the same quarter a year ago, an increase of $0.8 million,  or 4.3 percent and an increase of $3.5 million, or 20.8 percent over the prior quarter.  Return on average  assets for the quarter was 1.30 percent  compared to 1.11 percent for 2007's fourth  quarter.
         Return on average common equity was 14.13 percent compared to 11.69 percent for the prior quarter.

     o   Visa Related:  In the fourth quarter of 2007,  Hancock  recorded a $2.5 million pre-tax charge for liabilities  related to VISA USA's  anti-trust  settlement with American Express and other pending VISA litigation  (reflecting  Hancock's share as a VISA member).  In the first quarter of 2008 as part of VISA's initial public offering,  VISA redeemed 37.5 percent of the shares held by Hancock, resulting in a $2.8 million pre-tax  security gain to Hancock.  In addition,  VISA lowered its estimate of pending  litigation  settlements.  Consequently,  in the first quarter of 2008, the Company reversed $1.3 million of the $2.5 million litigation expense that was recorded in the fourth quarter.

     o   Other Security Gains:  During the first quarter,  the Company  transferred  certain securities from Trading to Available for Sale because it intends to hold them for a longer period of time. The Company recognized a $3.2 million pre-tax gain in the income statement for the fair value adjustment on trading securities as of the transfer date.

     o   Net Charge-offs and  Non-performing  Assets:  Net charge-offs for the first quarter of
         2008 were $2.9 million,  or 0.32 percent of average loans, up $563 thousand from the
         $2.4 million,  or 0.26 percent of average  loans,  reported  for the fourth  quarter of
         2007.  The  majority of the  increase in net  charge-offs  as compared to the fourth quarter was  reflected  in  commercial  real estate  loans.  Non-performing  assets as a percent of total loans and  foreclosed  assets was 0.46  percent at March 31, 2008, compared  to 0.43  percent at December  31,  2007.  The Company did report a decrease in non-accrual  loans of $84 thousand and additional ORE of $1.3 million as compared to the fourth quarter.  Loans 90 days past due or greater  (accruing) as a percent of period end loans decreased 3 basis points from December 31, 2007, to 0.09 percent at March 31, 2008.

     o   Allowance for Loan Losses:  Reflective of the Company's conservative  management  philosophy,
         Hancock recorded a provision for loan losses of $8.8 million in the first quarter which, when combined with the quarter's net  charge-offs  of $2.9 million,  resulted in a $5.9 million  increase in the allowance  for loan losses  between  December 31, 2007, and March 31,
         2008.  This increase was necessary to adjust the allowance to the level dictated by the
         Company's  reserving  methodologies and due to weakening within local markets.  The Company's allowance for loan losses was $53.01 million at March 31, 2008,  up $5.9 million from the
         $47.12  million  reported at December  31,  2007.  The ratio of the  allowance  for loan losses as a percent of  period-end  loans was 1.46 percent at March 31, 2008, as compared to the 1.31 percent reported at December 31, 2007.

     o   Loans: For the quarter ended March 31, 2008,  Hancock's  average total loans were $3.64 billion, which represented an increase of $346.0 million,  or 11 percent,  from the quarter ended March 31,
         2007.  Period-end  loans were up $42.5  million,  or 1 percent,  compared to December 31, 2007.
         Average  total loans were up $65 million,  or 7 percent  annualized,  from the fourth  quarter of
         2007.  Of that increase, approximately $15 million of growth was in Mississippi, $32 million in
         Louisiana, $17 million in Alabama, and $1 million in Florida.

     o   Deposits:  Period-end deposits for the first quarter were $5.1 billion, up $220 million,  or
         4.5 percent,  from March 31, 2007, and were up $134 million, or 2.7 percent,  from December 31,
         2007. Average deposits were up $105 million,  or 8 percent  annualized,  from the fourth  quarter of 2007.  The increases in average  deposits were in public funds (up $167 million) and interest-bearing  transaction deposits (up $35.7 million).  These increases were offset by decreases in time deposits (down $72.7 million), and non-interest bearing deposits (down $25.3 million).

     o   Net Interest Income:  Net interest income (te) for the first quarter decreased $0.9 million, or 2 percent,  from the first quarter of 2007, and was down $1.0 million from the fourth quarter of 2007, or 8 percent  annualized.  The Company did experience a moderate level of margin contraction in the first quarter as the net interest margin (te) of 3.80 percent was 24 basis points narrower than the same quarter a year ago. Growth in average earning asset levels were strong compared to the same quarter a year ago with an increase of $227 million,  or 4 percent, mostly  reflected in higher average loans (up $346 million,  or 11 percent).  With short-term interest rates down 300 basis points from a year ago, the Company's loan yield fell 58 basis points, with the yield on average earning assets down 36 basis points.  However,  total funding costs were down only 13 basis points as the severity of the recent rate cuts by the Federal  Reserve were  difficult to  immediately  be reflected in lower deposit rates.  The first quarter net interest  margin (te) also contracted 24 basis points as compared to the fourth quarter of 2007.
         Again,  the positive impact of higher levels of average earning assets (up $248 million, or 5 percent) were offset by declines in the Company's loan and securities  portfolio yields (down 41 and 20 basis points,  respectively).  Funding costs in the first quarter were down 21 basis points compared to the previous quarter.  As the interest rate environment stabilizes, the Company's net interest margin should begin to widen and return to a more normalized level.

     o   Non-interest  income:  Non-interest  income,  excluding  securities  transactions,  for the first quarter was up $4.3 million,  or 16 percent,  compared to the same quarter a year ago but was down $1.2 million, or 3.7 percent, compared to the previous quarter. The primary factors impacting the higher levels of non-interest income (excluding securities  transactions),  as compared to the same quarter a year ago, were higher levels of service charge income (up $1.6 million,  or 17 percent),  investment and annuity fees (up $831 thousand or 42 percent),  trust revenue (up $482 thousand,  or 13 percent), and ATM fees (up $311  thousand or 23 percent).  The decrease in  non-interest  income  (excluding securities  transactions)  for the first  quarter  compared to the prior  quarter was primarily due to decreases in insurance  fees (down $1.2 million or 22 percent),  service  charge income (down $392 thousand or 4 percent),  and debit card fees (down $105 thousand or 4 percent).  These  decreases  were slightly offset by increases in investment and annuity fees (up $311 thousand or 12 percent), other income (up $174 thousand or 5 percent), and ATM fees (up $65 thousand or 4 percent.)

     o   Operating  expense:  Operating expenses for the first quarter were $0.4 million,  or 1 percent,  higher compared to the same quarter a year ago but were $8.7 million,  or 15 percent percent,  lower than the previous  quarter.  The increase  from the same quarter a year ago was  reflected  in higher  levels of occupancy  expense (up $528  thousand)  and  equipment  expense (up $637  thousand),  somewhat reflective of the Company's on-going  rebuilding  efforts in the wake of the storm of 2005, but also due to the recent facilities opened in expansion markets (Mobile,  Pensacola,  and New Orleans).  The decrease in operating  expense from last quarter was due to the Company's  continued focus on expense control and a full quarter's impact of the reduction in personnel  implemented in the fourth quarter of 2007. The  significant  drivers of the lower levels of operating  expense were reflected in personnel expense (down $1.4 million due to the absence of severance  charges that were  recognized in the previous  quarter),  occupancy  expense (down $1.6 million),  and other  operating  expense (down
         $5.9 million,  reflective of $2.5 million in VISA accruals in the fourth quarter and a $1.3 million Visa reversal in the first quarter).  Full-time equivalent headcount at March 31, 2008, was down 11 from
         December 31, 2007, and was down 52 compared to March 31, 2007.

     Chief Executive Officer John M. Hairston stated,  "The Company's first quarter results reflected enviable return levels, in part on the basis of the sustainable  expense control measures put in place in the previous quarter.
We are proud of the efforts of our associates and their contributions to these results."

     The  Company did not  repurchase  any shares  during the first  quarter of 2008 under the Stock  Repurchase
Plan that was  approved  in 2007.  This plan  authorizes  the  repurchase  of 3,000,000  shares.  Approximately
552,000 of the Company's  shares were  repurchased  during the fourth quarter of 2007 and 1,556,000  shares in total for 2007.  Subject to market  conditions,  repurchases will be conducted solely through a Rule 10b5-1  repurchase plan.  Shares purchased under this program will be held in treasury and used for general  corporate  purposes as determined by Hancock's board of directors.  Management  intends to continue repurchasing shares as long as market conditions are conducive to that action.

     Hancock Holding Company - parent company of Hancock Bank (Mississippi),  Hancock Bank of Louisiana,  Hancock Bank
of Florida, and Hancock Bank of Alabama - has assets of approximately $6.4 billion.  Founded in 1899, Hancock Bank consistently ranks as one of the country's strongest,  safest financial institutions  according to Veribanc,  Inc., and BauerFinancial  Services,  Inc. More corporate information and online banking are available at www.hancockbank.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES  LITIGATION REFORM ACT OF 1995:  Congress passed the Private
Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide information about companies'
anticipated  future financial  performance.  This act provides a safe harbor for such disclosure,  which protects the companies from unwarranted  litigation if actual results are different from management expectations.  This release contains forward-looking statements and reflects management's current views and estimates of future economic circumstances, industry conditions,  company performance, and financial  results.  These  forward-looking  statements are subject to a number of factors and uncertainties  which could cause the Company's actual results and experience to differ from the anticipated  results and expectations expressed in such forward-looking statements.

                                                                      - more -

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)
                                                                                             Three Months Ended
                                                                            -------------------------------------------------
                                                                              3/31/2008           12/31/2007       3/31/2007
                                                                            -------------------------------------------------
Per Common Share Data

Earnings per share:
    Basic                                                                        $0.64                $0.53           $0.59
    Diluted                                                                      $0.63                $0.53           $0.58
Cash dividends per share                                                        $0.240               $0.240          $0.240
Book value per share (period-end)                                               $18.41               $17.71          $17.27
Tangible book value per share (period-end)                                      $16.17               $15.45          $15.05
Weighted average number of shares:
    Basic                                                                       31,346               31,097          32,665
    Diluted                                                                     31,790               31,577          33,299
Period-end number of shares                                                     31,372               31,295          32,518
Market data:
    High closing price                                                          $44.29               $43.47          $54.09
    Low closing price                                                           $33.45               $33.35          $41.88
    Period end closing price                                                    $42.02               $38.20          $43.98
    Trading volume                                                              17,204               17,662           8,577

Other Period-end Data

FTE headcount                                                                    1,877                1,888           1,929
Tangible common equity                                                        $507,287             $483,612        $489,430
Tier I capital                                                                $512,248             $497,307        $513,229
Goodwill                                                                       $62,277              $62,277         $62,277
Amortizable intangibles                                                         $7,388               $7,753          $8,991
Mortgage servicing intangibles                                                    $477                 $545            $829
Common shares repurchased for publicly announced plans                               0                  552             228

Performance Ratios

Return on average assets                                                         1.30%                1.11%           1.32%
Return on average common equity                                                 14.13%               11.69%          13.77%
Earning asset yield (TE)                                                         6.28%                6.72%           6.64%
Total cost of funds                                                              2.47%                2.68%           2.60%
Net interest margin (TE)                                                         3.80%                4.04%           4.04%
Noninterest expense as a percent of total revenue (TE)
    before amortization of purchased intangibles
    and securities transactions                                                 59.49%               67.98%          61.40%
Common equity (period-end) as a percent of total assets (period-end)             8.99%                9.15%           9.61%
Leverage (Tier I) ratio                                                          8.34%                8.49%           8.80%
Tangible common equity ratio                                                     7.98%                8.08%           8.48%
Net charge-offs as a percent of average loans                                    0.32%                0.26%           0.18%
Allowance for loan losses as a percent of period-end loans                       1.46%                1.31%           1.41%
Allowance for loan losses to NPAs + accruing loans 90 days past due            265.81%              241.43%         413.60%
Loan/deposit ratio                                                              72.10%               72.33%          65.91%
Non-interest income excluding
    securities transactions as a percent of
    total revenue (TE)                                                          36.73%               37.15%          32.96%

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)
                                                                        --------------------------------------------------------
                                                                                           Three Months Ended
                                                                        --------------------------------------------------------
                                                                              3/31/2008        12/31/2007         3/31/2007
                                                                        ------------------- -------------------- ---------------
Asset Quality Information

Non-accrual loans                                                              $12,983           $13,067            $4,494
Foreclosed assets                                                                3,619             2,297               718
                                                                        ------------------- -------------------- ---------------
Total non-performing assets                                                    $16,602           $15,364            $5,212
                                                                        ------------------- -------------------- ---------------
Non-performing assets as a percent of loans and foreclosed assets                0.46%             0.43%             0.16%
Accruing loans 90 days past due                                                 $3,340            $4,154            $6,035
Accruing loans 90 days past due as a percent of loans                            0.09%             0.12%             0.18%
Non-performing assets + accruing loans 90 days past due
  to loans and foreclosed assets                                                 0.55%             0.54%             0.34%

Net charge-offs                                                                 $2,933            $2,370            $1,466
Net charge-offs as a percent of average loans                                    0.32%             0.26%             0.18%

Allowance for loan losses                                                      $53,008           $47,123           $46,517
Allowance for loan losses as a percent of period-end loans                       1.46%             1.31%             1.41%
Allowance for loan losses to NPAs + accruing loans 90 days past due            265.81%           241.43%           413.60%

Provision for loan losses                                                       $8,818            $3,592             1,211

Allowance for Loan Losses

Beginning Balance                                                              $47,123           $45,901           $46,772
Provision for loan loss                                                          8,818             3,592             1,211
Charge-offs                                                                      4,197             4,245             3,076
Recoveries                                                                       1,264             1,875             1,610
                                                                        ------------------- -------------------- ---------------
Net charge-offs                                                                  2,933             2,370             1,466
                                                                        ------------------- -------------------- ---------------
Ending Balance                                                                 $53,008           $47,123           $46,517
                                                                        ------------------- -------------------- ---------------
Net Charge-off Information

Net charge-offs:
Commercial/real estate loans                                                      $834            ($100)              $168
Mortgage loans                                                                       -                42                23
Direct consumer loans                                                              588               886               110
Indirect consumer loans                                                            463               518               675
Finance company loans                                                            1,048             1,024               489
                                                                        ------------------- -------------------- ---------------
Total net charge-offs                                                           $2,933            $2,370            $1,465
                                                                        =================== ==================== ===============
Average loans:
Commercial/real estate loans                                                $2,180,322        $2,128,279        $1,931,966
Mortgage loans                                                                 443,747           440,842           426,103
Direct consumer loans                                                          514,441           505,098           485,201
Indirect consumer loans                                                        386,985           385,093           357,008
Finance Company loans                                                          113,113           114,750            92,315
                                                                        ------------------- -------------------- ---------------
Total average loans                                                         $3,638,608        $3,574,062        $3,292,593

Net charge-offs to average loans:
Commercial/real estate loans                                                     0.15%            -0.02%             0.04%
Mortgage loans                                                                   0.00%             0.04%             0.02%
Direct consumer loans                                                            0.46%             0.70%             0.09%
Indirect consumer loans                                                          0.48%             0.53%             0.77%
Finance Company loans                                                            3.73%             3.54%             2.15%
                                                                        ------------------- -------------------- ---------------
Total net charge-offs to average loans                                           0.32%             0.26%             0.18%

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)
                                                                         -------------------------------------------------------
                                                                                           Three Months Ended
                                                                         -------------------------------------------------------
                                                                            3/31/2008           12/31/2007         3/31/2007
                                                                         ------------------ -------------------- ---------------
Income Statement

Interest income                                                               $84,813              $87,559           $85,708
Interest income (TE)                                                           87,269               90,041            88,124
Interest expense                                                               34,344               36,067            34,308
                                                                         ------------------ -------------------- ---------------
Net interest income (TE)                                                       52,925               53,974            53,816
Provision for loan losses                                                       8,818               $3,592             1,211
Noninterest income excluding
  securities transactions                                                      30,728               31,897            26,457
Securities transactions gains/(losses)                                          5,652                  234                 6
Noninterest expense                                                            50,134               58,804            49,708
                                                                         ------------------ -------------------- ---------------
Income before income taxes                                                     27,897               21,227            26,944
Income tax expense                                                              7,840                4,627             7,715
                                                                         ------------------ -------------------- ---------------
Net income                                                                     20,057               16,600            19,229
                                                                         ================== ==================== ===============
Noninterest Income and Noninterest Expense

Service charges on deposit accounts                                           $10,790              $11,182            $9,190
Trust fees                                                                      4,175                4,194             3,693
Debit card & merchant fees                                                      2,540                2,645             2,291
Insurance fees                                                                  4,341                5,561             4,369
Investment & annuity fees                                                       2,809                2,498             1,978
ATM fees                                                                        1,691                1,626             1,380
Secondary mortgage market operations                                              778                  761               911
Other income                                                                    3,604                3,430             2,645
                                                                         ------------------ -------------------- ---------------
Noninterest income excluding
  securities transactions                                                     $30,728              $31,897           $26,457
Securities transactions gains/(losses)                                          5,652                  234                 6
                                                                         ------------------ -------------------- ---------------
Total noninterest income including
 securities transactions                                                      $36,380              $32,131           $26,463
                                                                         ================== ==================== ===============

Personnel expense                                                             $25,631              $27,027           $26,563
Occupancy expense (net)                                                         4,601                6,162             4,073
Equipment expense                                                               2,909                2,610             2,272
Other operating expense                                                        16,628               22,573            16,377
Amortization of intangibles                                                       365                  432               423
                                                                         ------------------ -------------------- ---------------
Total noninterest expense                                                     $50,134              $58,804           $49,708
                                                                         ================== ==================== ===============

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)
                                                                           --------------------------------------------------------
                                                                                              Three Months Ended
                                                                           --------------------------------------------------------
                                                                               3/31/2008           12/31/2007         3/31/2007
                                                                           ------------------- -------------------- ---------------
Period-end Balance Sheet

Commercial/real estate loans                                                       $2,198,443      $2,155,672      $1,953,906
Mortgage loans                                                                        435,825         434,314         420,781
Direct consumer loans                                                                 506,372         505,110         469,782
Indirect consumer loans                                                               386,614         386,241         358,844
Finance Company loans                                                                 111,806         115,220          95,334
                                                                           ------------------- --------------- ---------------
Total loans                                                                         3,639,060       3,596,557       3,298,647
Loans held for sale                                                                    22,752          18,957          21,342
Securities                                                                          1,765,416       1,677,621       1,820,772
Short-term investments                                                                366,809         126,281         134,924
                                                                           ------------------- --------------- ---------------
Earning assets                                                                      5,794,037       5,419,416       5,275,685
                                                                           ------------------- --------------- ---------------
Allowance for loan losses                                                             (53,008)        (47,123)        (46,517)
Other assets                                                                          684,084         683,686         615,946
                                                                           ------------------- --------------- ---------------
Total assets                                                                        6,425,113       6,055,979       5,845,114
                                                                           =================== =============== ===============

Noninterest bearing deposits                                                         $881,380        $907,874        $995,920
Interest bearing transaction deposits                                               1,431,726       1,343,173       1,515,116
Interest bearing Public Fund deposits                                               1,038,119         845,685         777,692
Time deposits                                                                       1,792,360       1,912,802       1,635,091
                                                                           ------------------- --------------- ---------------
Total interest bearing deposits                                                     4,262,205       4,101,660       3,927,899
                                                                           ------------------- --------------- ---------------
Total deposits                                                                      5,143,585       5,009,534       4,923,819
Other borrowed funds                                                                  604,013         386,263         222,534
Other liabilities                                                                     100,087         105,995         137,153
Common shareholders' equity                                                           577,428         554,187         561,608
                                                                           ------------------- --------------- ---------------
Total liabilities & common equity                                                   6,425,113       6,055,979       5,845,114
                                                                           =================== =============== ===============
Average Balance Sheet

Commercial/real estate loans                                                       $2,180,322      $2,128,279      $1,931,966
Mortgage loans                                                                        443,747         440,842         426,103
Direct consumer loans                                                                 514,441         505,098         485,201
Indirect consumer loans                                                               386,985         385,093         357,008
Finance Company loans                                                                 113,113         114,750          92,315
                                                                           ------------------- --------------- ---------------
Total loans                                                                         3,638,608       3,574,062       3,292,593
Securities                                                                          1,743,207       1,707,585       1,830,557
Short-term investments                                                                199,484          51,384         231,559
                                                                           ------------------- --------------- ---------------
Earning average assets                                                              5,581,299       5,333,031       5,354,709
                                                                           ------------------- --------------- ---------------
Allowance for loan losses                                                             (47,385)        (46,347)        (46,704)
Other assets                                                                          678,215         643,430         597,948
                                                                           ------------------- --------------- ---------------
Total assets                                                                        6,212,129       5,930,114       5,905,953
                                                                           =================== =============== ===============
Noninterest bearing deposits                                                         $858,706        $884,019        $983,984
Interest bearing transaction deposits                                               1,376,712       1,341,013       1,492,404
Interest bearing Public Fund deposits                                                 962,170         795,024         820,652
Time deposits                                                                       1,848,825       1,921,490       1,698,218
                                                                           ------------------- --------------- ---------------
Total interest bearing deposits                                                     4,187,707       4,057,527       4,011,274
                                                                           ------------------- --------------- ---------------
Total deposits                                                                      5,046,413       4,941,546       4,995,258
Other borrowed funds                                                                  484,542         302,150         205,737
Other liabilities                                                                     110,468         123,191         138,764
Common shareholders' equity                                                           570,706         563,227         566,194
                                                                           ------------------- --------------- ---------------
Total liabilities & common equity                                                   6,212,129       5,930,114       5,905,953
                                                                           =================== =============== ===============

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)

                                                                         --------------------------------------------------------
                                                                                            Three Months Ended
                                                                         --------------------------------------------------------
                                                                             3/31/2008           12/31/2007         3/31/2007
                                                                         ------------------- -------------------- ---------------
Average Balance Sheet Mix

Percentage of earning assets/funding sources:
Loans                                                                            65.20%               67.02%          61.49%
Securities                                                                       31.23%               32.02%          34.19%
Short-term investments                                                            3.57%                0.96%           4.32%
                                                                         ------------------- -------------------- ---------------
Earning average assets                                                          100.00%              100.00%         100.00%
                                                                         =================== ==================== ===============

Noninterest bearing deposits                                                     15.39%               16.57%          18.38%
Interest bearing transaction deposits                                            24.67%               25.15%          27.87%
Interest bearing Public Fund deposits                                            17.24%               14.91%          15.33%
Time deposits                                                                    33.12%               36.03%          31.71%
                                                                         ------------------- -------------------- ---------------
Total deposits                                                                   90.42%               92.66%          93.29%
Other borrowed funds                                                              8.68%                5.66%           3.84%
Other net interest-free funding sources                                           0.90%                1.68%           2.87%
                                                                         ------------------- -------------------- ---------------
Total average funding sources                                                   100.00%              100.00%         100.00%
                                                                         =================== ==================== ===============
Loan mix:
Commercial/real estate loans                                                     59.91%               59.56%          58.68%
Mortgage loans                                                                   12.20%               12.33%          12.94%
Direct consumer loans                                                            14.14%               14.13%          14.74%
Indirect consumer loans                                                          10.64%               10.77%          10.84%
Finance Company loans                                                             3.11%                3.21%           2.80%
                                                                         ------------------- -------------------- ---------------
Total loans                                                                     100.00%              100.00%         100.00%
                                                                         =================== ==================== ===============
Average dollars (in thousands):
Loans                                                                        $3,638,608           $3,574,062      $3,292,593
Securities                                                                    1,743,207            1,707,585       1,830,557
Short-term investments                                                          199,484               51,384         231,559
                                                                         ------------------- -------------------- ---------------
Earning average assets                                                       $5,581,299           $5,333,031      $5,354,709

Noninterest bearing deposits                                                   $858,706             $884,019        $983,984
Interest bearing transaction deposits                                         1,376,712            1,341,013       1,492,404
Interest bearing Public Fund deposits                                           962,170              795,024         820,652
Time deposits                                                                 1,848,825            1,921,490       1,698,218
                                                                         ------------------- -------------------- ---------------
Total deposits                                                                5,046,413            4,941,546       4,995,258
Other borrowed funds                                                            484,542              302,150         205,737
Other net interest-free funding sources                                          50,345               89,335         153,714
                                                                         ------------------- -------------------- ---------------
Total average funding sources                                                 5,581,300            5,333,031       5,354,709

Loans:
Commercial/real estate loans                                                 $2,180,322           $2,128,279      $1,931,966
Mortgage loans                                                                  443,747              440,842         426,103
Direct consumer loans                                                           514,441              505,098         485,201
Indirect consumer loans                                                         386,985              385,093         357,008
Finance Company loans                                                           113,113              114,750          92,315
                                                                         --------------- -------------------- ---------------
Total average loans                                                          $3,638,608           $3,574,062      $3,292,593

Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                              -----------------------------------------------------------------------------------------------------
                                                                           Three Months Ended
                              -----------------------------------------------------------------------------------------------------
                                             03/31/08                            12/31/07                        03/31/07
                              -----------------------------------   -------------------------------   -----------------------------
                                Interest      Volume       Rate      Interest     Volume      Rate    Interest     Volume     Rate
                              -----------  -------------  -------   -----------  ----------- ------   --------   ----------  ------

Average Earning Assets
Commercial & real estate
    loans (TE)                   $35,833     $2,180,322    6.61%      $38,518    $2,128,279   7.19%   $35,231    $1,931,966   7.39%
Mortgage loans                     6,710        443,747    6.05%        6,807       440,842   6.18%     6,509       426,103   6.11%
Consumer loans                    21,540      1,014,539    8.54%       21,875     1,004,941   8.64%    20,197       934,524   8.76%
Loan fees & late charges             116              -    0.00%          273             -   0.00%       443             -   0.00%
                              -----------  -------------  -------   -----------  ----------- ------   --------   ----------  ------
  Total loans (TE)               $64,199     $3,638,608    7.09%       67,473    $3,574,062   7.50%   $62,380     3,292,593   7.67%

US treasury securities               117         11,384    4.12%          101        11,326   3.53%       736        60,480   4.94%
US agency securities               5,638        477,630    4.72%        8,147       635,796   5.13%    11,755       940,516   5.00%
CMOs                               1,728        143,691    4.81%        1,116        97,074   4.60%     1,104       107,986   4.09%
Mortgage backed securities        11,025        856,452    5.15%        9,302       709,421   5.24%     5,482       444,427   4.93%
Municipals (TE)                    2,501        193,787    5.16%        2,631       196,421   5.36%     2,861       198,815   5.76%
Other securities                     600         60,263    3.98%          718        57,547   5.00%       922        78,333   4.71%
                              -----------  -------------  -------   -----------  ----------- ------   --------   ----------  ------
  Total securities (TE)           21,609      1,743,207    4.96%       22,015     1,707,585   5.16%    22,860     1,830,557   5.00%

  Total short-term investments     1,462        199,484    2.95%          553        51,384   4.27%     2,883       231,559   5.05%

  Average earning assets
     yield (TE)                  $87,270     $5,581,299    6.28%      $90,041    $5,333,031   6.72%  $ 88,123    $5,354,709   6.64%

Interest-bearing Liabilities
Interest-bearing transaction
     deposits                     $3,952     $1,376,712    1.15%       $3,774    $1,341,013   1.12%    $4,765    $1,492,404   1.29%
Time deposits                     20,455      1,848,825    4.45%       22,353     1,921,490   4.62%    19,022     1,698,218   4.54%
Public Funds                       6,192        962,170    2.59%        7,340       795,024   3.66%     9,029       820,652   4.46%
                              -----------  -------------  -------   -----------  ----------- ------   --------   ----------  ------
   Total interest bearing
     deposits                    $30,599      4,187,707    2.94%     $ 33,467     4,057,527   3.27%   $32,816     4,011,274   3.32%

  Total borrowings                 3,791        484,542    3.15%        2,722       302,150   3.57%     1,882       205,737   3.68%

  Capitalized Interest              (46)                                (122)                           (390)

  Total interest bearing
     liab cost                   $34,344     $4,672,249    2.96%      $36,067    $4,359,677   3.28%   $34,308    $4,217,011   3.30%

Noninterest-bearing deposits                    858,706                             884,019                         983,984

Other net interest-free
     funding sources              50,345                               89,335                         153,714

Total Cost of Funds              $34,344     $5,581,300    2.47%      $36,067    $5,333,031   2.68%   $34,308    $5,354,709   2.60%

Net Interest Spread (TE)         $52,926                   3.32%      $53,974                 3.44%   $53,815                 3.34%

Net Interest Margin (TE)         $52,926     $5,581,300    3.80%      $53,974    $5,333,031   4.04%   $53,815    $5,354,709   4.04%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)
                                                              2006                               2007                      2008
                                                 -----------------------------   --------------------------------------- ---------
                                                    2Q         3Q       4Q           1Q      2Q         3Q        4Q        1Q
                                                 ---------  --------  --------   --------- --------  --------  --------- ---------
Per Common Share Data

Earnings per share:
    Basic                                           $0.68     $1.11     $0.67      $0.59    $0.63      $0.55      $0.53     $0.64
    Diluted                                         $0.66     $1.08     $0.65      $0.58    $0.62      $0.55      $0.53     $0.63
Cash dividends per share                           $0.220    $0.240    $0.240     $0.240   $0.240     $0.240     $0.240    $0.240
Book value per share (period-end)                  $15.12    $16.64    $17.09     $17.27   $17.13     $17.55     $17.71    $18.41
Tangible book value per share (period-end)         $12.94    $14.47    $14.87     $15.05   $14.90     $15.32     $15.45    $16.17
Weighted average number of shares:
    Basic                                          32,531    32,566    32,632     32,665   32,233     32,005     31,097    31,346
    Diluted                                        33,322    33,333    33,378     33,299   32,749     32,492     31,577    31,790
Period-end number of shares                        32,555    32,584    32,666     32,518   32,094     31,786     31,295    31,372
Market data:
    High closing price                             $57.19    $56.79    $56.00     $54.09   $44.37     $43.90     $43.47    $44.29
    Low closing price                              $44.02    $49.71    $50.85     $41.88   $37.50     $32.78     $33.35    $33.45
    Period end closing price                       $56.00    $53.55    $52.84     $43.98   $37.55     $40.08     $38.20    $42.02
    Trading volume                                  8,737     8,135     6,393      8,577   11,614     10,290     17,662    17,204

Other Period-end Data

FTE headcount                                       1,777     1,788     1,848      1,929    1,944      1,966      1,888     1,877
Tangible common equity                           $421,369  $471,387  $485,778   $489,430 $478,085   $486,871   $483,612  $507,287
Tier I capital                                   $457,738  $487,668  $510,638   $513,229 $510,096   $508,554   $497,307  $512,248
Goodwill                                          $59,060   $59,708   $62,277    $62,277  $62,277    $62,277    $62,277   $62,277
Amortizable intangibles                           $10,575    $9,913    $9,414     $8,991   $8,607     $8,195     $7,753    $7,388
Mortgage servicing intangibles                     $1,256    $1,093      $941       $829     $729       $632       $545      $477
Common shares repurchased for publicly
  announced plans                                      22         -         -        228      433        343        552         -

Performance Ratios

Return on average assets                            1.45%     2.36%     1.44%      1.32%    1.42%      1.21%      1.11%     1.30%
Return on average common equity                    17.89%    27.58%    15.54%     13.77%   14.53%     12.58%     11.69%    14.13%
Earning asset yield (TE)                            6.32%     6.60%     6.54%      6.64%    6.76%      6.81%      6.72%     6.28%
Total cost of funds                                 2.05%     2.30%     2.48%      2.60%    2.59%      2.75%      2.68%     2.47%
Net interest margin (TE)                            4.27%     4.29%     4.06%      4.04%    4.17%      4.06%      4.04%     3.80%
Noninterest expense as a percent
  of total revenue (TE) before amortization
  of purchased intangibles, net storm-related
  gain/(loss), gain on sale of credit card
  merchant and securities transactions             59.13%    58.76%    59.79%     61.12%   61.27%     65.18%     67.74%    59.49%
Common equity (period-end) as
  a percent of total assets (period-end)            8.00%     8.86%     9.36%      9.61%    9.36%      9.45%      9.15%     8.99%
Leverage (Tier I) ratio                             7.59%     8.15%     8.63%      8.80%    9.01%      8.82%      8.49%     8.34%
Tangible common equity ratio                        6.92%     7.79%     8.24%      8.48%    8.24%      8.34%      8.08%     7.98%
Net charge-offs as a
  percent of average loans                          0.40%     0.34%     0.19%      0.18%    0.18%      0.21%      0.26%     0.32%
Allowance for loan losses as
  a percent of period-end loans                     2.35%     1.55%     1.43%      1.41%    1.35%      1.31%      1.31%     1.46%
Allowance for loan losses to
  NPAs + loans 90 days past due                   457.10%   494.65%   694.67%    413.60%  410.98%    335.22%    241.43%   265.81%
Loan/deposit ratio                                 57.40%    60.97%    64.34%     65.91%   69.62%     70.28%     72.33%    72.10%
Noninterest income excluding
  net storm-related gain/(loss), gain on
  sale of credit card merchant and
  securities transactions as a percent
  of total revenue (TE)                            30.28%    30.18%    33.14%     32.96%   32.48%     36.27%     36.67%    36.73%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)
                                                      2006                                   2007                         2008
                                       ---------------------------------- -------------------------------------------- -----------
                                            2Q         3Q          4Q        1Q          2Q        3Q          4Q          1Q
                                       ----------- ----------  ---------- ---------- ---------- ---------- ----------- -----------
Asset Quality Information

Non-accrual loans                          $7,237     $5,179      $3,500      $4,494     $7,544     $8,500     $13,067    $12,983
Foreclosed assets                           1,606        970         681         718      1,146      1,374       2,297      3,619
                                       ----------- ----------  ---------- ---------- ---------- ---------- ----------- -----------
Total non-performing assets                $8,843     $6,149      $4,181      $5,212     $8,690     $9,874     $15,364    $16,602
Non-performing assets as a percent of
  loans and foreclosed assets               0.29%      0.20%       0.13%       0.16%      0.25%      0.28%       0.43%      0.46%

Accruing loans 90 days past due            $6,681     $3,626      $2,552      $6,035     $2,558     $3,819      $4,154     $3,340
Accruing loans 90 days past due as
  a percent of loans                        0.22%      0.12%       0.08%       0.18%      0.07%      0.11%       0.12%      0.09%
Non-performing assets + accruing loans
  90 days past due to loans and
  foreclosed assets                         0.51%      0.31%       0.21%       0.34%      0.33%      0.39%       0.54%      0.55%

Net charge-offs                            $3,001     $2,608      $1,523      $1,466     $1,528     $1,880      $2,370     $2,933
Net charge-offs as
  a percent of average loans                0.40%      0.34%       0.19%       0.18%      0.18%      0.21%       0.26%      0.32%

Allowance for loan losses                 $70,960    $48,352     $46,772     $46,517    $46,227    $45,901     $47,123    $53,008
Allowance for loan losses as a
  percent of period-end loans               2.35%      1.55%       1.43%       1.41%      1.35%      1.31%       1.31%      1.46%
Allowance for loan losses to NPAs +
  accruing loans 90 days past due         457.10%    494.65%     694.67%     413.60%    410.98%    335.22%     241.43%    265.81%

Provision for (recovery of) loan losses         -  ($20,000)       ($57)      $1,211     $1,238     $1,554      $3,592     $8,818

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans                 $620       $522      ($137)        $168      ($63)      ($58)      ($100)       $834
Mortgage loans                                 28        367        (11)          23       (22)          -          42          -
Direct consumer loans                       1,681      1,003         493         110        617       $864         886        588
Indirect consumer loans                       391        294         395         675        471       $314         518        463
Finance company loans                         281        422         783         489        525       $760       1,024      1,048
                                       ----------- ----------  ---------- ---------- ---------- ---------- ----------- -----------
Total net charge-offs                      $3,001     $2,608      $1,523      $1,465     $1,528     $1,880      $2,370     $2,933
                                       ----------- ----------  ---------- ---------- ---------- ---------- ----------- -----------
Average loans:
Commercial/real estate loans           $1,699,768 $1,759,173  $1,855,506  $1,931,966 $1,989,420 $2,055,922  $2,128,279 $2,180,322
Mortgage loans                            410,522    423,610     428,674     426,103    433,310    439,459     440,842    443,747
Direct consumer loans                     463,977    470,771     479,087     485,201    487,267    491,417     505,098    514,441
Indirect consumer loans                   348,463    347,404     350,829     357,008    360,451    373,677     385,093    386,985
Finance Company loans                      71,461     79,483      86,965      92,315    101,092    109,807     114,750    113,113
                                       ----------- ----------  ---------- ---------- ---------- ---------- ----------- -----------
Total average loans                    $2,994,191 $3,080,441  $3,201,061  $3,292,593 $3,371,540 $3,470,282  $3,574,062 $3,638,608
                                       ----------- ----------  ---------- ---------- ---------- ---------- ----------- -----------
Net charge-offs to average loans:
Commercial/real estate loans                0.15%      0.12%      -0.03%       0.04%     -0.01%     -0.01%      -0.02%      0.15%
Mortgage loans                              0.03%      0.34%      -0.01%       0.02%     -0.02%      0.00%       0.04%      0.00%
Direct consumer loans                       1.45%      0.85%       0.41%       0.09%      0.51%      0.70%       0.70%      0.46%
Indirect consumer loans                     0.45%      0.34%       0.45%       0.77%      0.52%      0.33%       0.53%      0.48%
Finance Company loans                       1.58%      2.11%       3.57%       2.15%      2.08%      2.74%       3.54%      3.73%
                                         ---------  ---------  ---------- ---------- ---------- ---------- ----------- -----------
Total net charge-offs to average loans      0.40%      0.34%       0.19%       0.18%      0.18%      0.21%       0.26%      0.32%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)
                                                       2006                            2007                       2008
                                          ----------------------------  ---------------------------------------  --------
                                              2Q        3Q       4Q        1Q       2Q        3Q         4Q         1Q
                                          ---------  --------  -------  -------- --------  ---------  ---------  --------
Income Statement

Interest income                             $86,403  $89,233   $87,104   $85,708  $84,937   $87,661    $87,559    $84,813
Interest income (TE)                         88,382   91,275    89,366    88,124   87,204    90,033     90,041     87,269
Interest expense                             28,636   31,988    33,966    34,308   33,394    36,467     36,067     34,344
                                          ---------  --------  -------  -------- --------  ---------  ---------  --------
Net interest income (TE)                     59,746   59,287    55,400             53,810    53,566     53,974
Provision for (recovery of) loan losses           -  20,000)      (57)     1,211    1,238     1,554      3,592      8,818
Noninterest income excluding net storm-
 related gain/(loss) and securities
 transactions                                25,942   25,627    27,459    26,457   30,193    30,485     31,897     30,728
Net storm-related gain/(loss)                     -        -     5,084         -        -         -          -          -
Securities transactions gains/(losses)            -      110   (5,396)         6       34        34        234      5,652
Noninterest expense                          51,172   50,337    50,042    49,708   51,857    55,196     58,804     50,134
                                          ---------  --------  -------  -------- --------  ---------  ---------  --------
Income before income taxes                   32,537   52,645    30,300    26,944   28,675    24,963     21,227     27,897
Income tax expense                           10,539   16,614     8,538     7,715    8,352     7,224      4,627      7,840
                                          ---------  --------  -------  -------- --------  ---------  ---------  --------
Net income                                  $21,998  $36,031    21,762    19,229   20,323    17,739    20,057      16,600
                                          =========  ========  =======  ======== ========  =========  =========  ========

Noninterest Income
  and Noninterest Expense

Service charges on deposit accounts          $9,223   $9,719    $9,402    $9,190  $10,471   $11,085    $11,182    $10,790
Trust fees                                    3,409    3,174     3,624     3,693    4,124     3,892      4,194      4,175
Debit card & merchant fees                    1,863    1,744     1,983     2,291    2,171     2,025      2,645      2,540
Insurance fees                                4,596    4,145     5,346     4,369    5,033     4,256      5,561      4,341
Investment & annuity fees                     1,591    1,595     1,519     1,978    2,018     2,253      2,498      2,809
ATM fees                                      1,273    1,223     1,215     1,380    1,358     1,434      1,626      1,691
Secondary mortgage market operations            749    1,018       945       911    1,116       935        761        778
Other income                                  3,238    3,009     3,425     2,645    3,902     4,605      3,430      3,604
                                          ---------  --------  -------  -------- --------  ---------  ---------  --------
Noninterest income excluding net
  storm-related gain/(loss) and securities
  transactions                              $25,942  $25,627   $27,459   $26,457  $30,193   $30,485    $31,897    $30,728

Net storm-related gain/(loss)                     -        -     5,084         -        -         -          -          -

Securities transactions gains/(losses)            -      110   (5,396)         6       34        34        234      5,652
                                          ---------  --------  -------  -------- --------  ---------  ---------  --------
Total noninterest income including
  storm-related gain/(loss) and securities
  transactions                              $25,942  $25,737   $27,147   $26,463  $30,227   $30,519    $32,131    $36,380
                                          =========  ========  =======  ======== ========  =========  =========  ========

Personnel expense                           $26,400  $27,059   $24,092   $26,563  $24,837   $28,531    $27,027    $25,631
Occupancy expense (net)                       3,474    2,882     3,335     4,073    4,469     4,731      6,162      4,601
Equipment expense                             2,816    2,647     2,665     2,272    2,768     2,814      2,610      2,909
Other operating expense                      17,975   17,304    19,451    16,377   19,399    18,708     22,573     16,628
Amortization of intangibles                     507      445       499       423      384       412        432        365
                                          ---------  --------  -------  -------- --------  ---------  ---------  --------
Total noninterest expense                   $51,172  $50,337   $50,042   $49,708  $51,857   $55,196    $58,804    $50,134